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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6352

Voya Series Fund, Inc. (formerly ING Series
Fund, Inc.)

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Suite 100 Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: March 31

Date of reporting period: April l, 2014 to September 30, 2014

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

September 30, 2014

Voya Money Market Fund

(formerly, ING Money Market Fund)

Classes A, B, C, I, L, O, and W

   E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com	VoyaTM Investment Management was formerly ING U.S. Investment Management

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), the Federal Reserve Board or any other government agency, and is affected by market fluctuations. There is no guarantee that the Fund will achieve its investment objective.

PRESIDENT’S LETTER

Leaving safe harbor

Dear Shareholder,

At the end of October, the Federal Open Market Committee (“FOMC”) announced that it was ending quantitative easing (“QE”), its monthly purchases of mortgage-backed and U.S. Treasury securities. Since 2009, the Federal Reserve has made these purchases to prop up the mortgage market, to keep long-term interest rates low, and to stimulate economic growth. As expected, the FOMC decided QE had been successful enough that it was no longer needed. Even before the announcement, investors saw the end in sight and had been acting on their vision, with near-term implications for the financial markets.

Besides stimulating the economy and supporting the housing market, low interest rates have reduced the returns available from many financial assets, creating greater demand for riskier assets among investors seeking higher yields. However, investors anticipating the end of QE have reevaluated the tradeoff between risk and return, resulting in greater volatility of asset prices.

Market volatility presents both challenges and opportunities. On the one hand, it can lead to stress as investors see returns go up and down; on the other, it can make certain types of assets much more attractive, and can lead to valuations that are based on long-term economic merits rather than temporary, policy-induced preferences. The point is not to get too caught up in the moment; remember that your investing goals are long term and so too should be your investment strategy. If you are concerned about volatility and its potential impact on your portfolio, talk to your financial advisor before you do anything else.

On May 1, 2014, ING U.S. Investment Management changed its name to Voya Investment Management. Our new name reminds us that a secure financial future is about more than just reaching a destination — it’s about positive experiences along the way. It’s also about continuity: there will be no changes in terms of investment processes or the services we provide to you, our clients. As part of the transition to our new name, we are building upon our commitment to be a reliable partner committed to reliable investing.

We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun P. Mathews

Executive Vice President

Voya Family of Funds

October 29, 2014

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your investment professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Market Perspective: Six Months Ended September 30, 2014

Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends had ended 2013 at a record high, with investor sentiment having reconciled itself to the tapering of the U.S. Federal Reserve Board’s (“Fed’s”) $85 billion of monthly Treasury and mortgage-backed securities purchases.

There was still plenty to worry about however, and by February 3, 2014, the Index slumped almost exactly 5%. A cold and snowy winter was depressing hiring and other key statistics like durable goods orders and home sales. Yet it took only 18 days to erase the loss, despite new political turmoil that flared in Eastern Europe as Russia annexed Crimea. By the start of our fiscal year the Index was up 1.02% in 2014 and in the next six months added a further 5.28%. (The Index returned 2.59% for the six-months ended September 30, 2014, measured in U.S. dollars.)

With the improvement in the season came a pick-up in the data. Employment reports started to look much better and the August bulletin marked the sixth consecutive month in which more than 200,000 jobs had been created. The drop to 142,000 in the September report was shrugged off as an aberration. National purchasing managers’ activity indices were on the rise. Durable goods orders (excluding volatile transportation) rebounded. While the housing market was cooling, the S&P/Case-Shiller 20 City Composite Home Price Index still managed a 6.7% rise in the 12 months through July. In August, one measure of consumer confidence reached the highest since October 2007.

First quarter growth in gross domestic product (“GDP”) was originally reported as a tiny gain, only to be revised to a small loss. Yet on June 25, when it was again revised down, this time sharply to -2.9%, the worst since the first quarter of 2009, markets seemed to regard it as the encapsulation of a weather-driven anomaly, now fading into memory. As if to underline the improved conditions, second quarter GDP growth accelerated to 4.6% annualized, while the first quarter’s growth was finally revised to a milder -2.1%.

Meanwhile the Fed continued to taper through September with bond purchases lowered to $15 billion per month. The program was all set to end in October.

With the end of quantitative easing clearly in sight, uncertainty remained about the pace and timing of actual increases in interest rates. Fed Chairwoman Janet Yellen in August observed that before economies could withstand such increases, labor markets still had further to heal. In the U.S., an acceleration in wage growth had not accompanied the upsurge in job creation and fall in the unemployment rate to 6.2%. Against this however, the San Francisco Federal Reserve published a paper in September arguing that the public seemed to be expecting more accommodative monetary policy than was justified by the Fed’s projections.

In U.S. fixed income markets for the first half of the fiscal year, short-term Treasury yields increased while long-term Treasury yields fell. This is consistent with markets anticipating a rise in short-term interest rates as a matter of Fed policy but remaining unconvinced about the ultimate strength of the economic recovery and the resulting inflationary pressures. The Barclays

U.S. Treasury Bond Index as a whole returned 1.70% for the period. The Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds added 2.21%. Interestingly the Barclays U.S. Corporate Investment Grade Bond sub-index gained 2.58% and outperformed the Barclays High Yield Bond—2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate), which only returned 0.50% after a sharp loss in September. This may have reflected growing disillusionment with the risk/reward profile of high yield bonds, in the face of possibly improving returns on better quality issues.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 6.42% in the first half of the fiscal year, less than 2% off an all-time high reached on September 15. Technology was the top performing sector, returning 11.59%; the worst was energy which only managed a gain of 2.43%. Record operating earnings per share for S&P 500® companies in the second quarter of 2014 were supported by low interest rates, slow wage growth and a high level of share buy-backs. In marked contrast, stocks with smaller market capitalizations, represented by the Russell 2000® Index, lost 5.46%, nearly 9% below its early-March peak.

In currencies, the dollar gained against other major currencies over the six months. The dollar jumped 9.01% against the euro, on European Central Bank President Draghi’s embrace of quantitative easing to confront stubbornly weak economic data. The dollar rose 2.77% on the pound, which slipped from a multi-year high as the chances of an early interest rate increase receded and added 6.22% against the yen, on the prospect of further monetary easing in Japan and a partial re-allocation into non-yen securities for the huge Government Pension Investment Fund (“GPIF”).

In international markets, the MSCI Japan® Index bounced 10.99% for the fiscal half year, boosted by the GPIF’s anticipated shift into Japanese equities, and despite the perception that the effect of the government’s stimulus measures was fading. The MSCI Europe ex UK® Index edged up 2.97%. Growth in the euro zone stalled in the second quarter, with unemployment perched at 11.5% and annual inflation dangerously faint at 0.3%. Markets were depressed by the lingering conflict in Ukraine, but supported by the possibility of US/UK/Japan-style quantitative easing. The MSCI UK® Index was even weaker, rising 2.45%. GDP in the second quarter of 2014 grew by 3.2% from a year earlier, while unemployment continued to fall, but lagging heavy-weights among consumer staples, banks, miners and telecoms held back returns.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

3

Voya Money Market Fund	Portfolio Managers’ Report

Investment Type Allocation as of September 30, 2014 (as a percentage of net assets)

Asset Backed Commercial Paper	24.0%
Financial Company Commercial Paper	23.5
Other Note	22.0
Treasury Debt	9.9
Certificates of Deposit	9.7
Government Agency Debt	6.3
Other Instrument	4.7
Other Commercial Paper	1.2
Liabilities in Excess of Other Assets	(1.3)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Voya Money Market Fund (the “Fund”) seeks to provide investors with a high level of current income, consistent with preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC — the Sub-Adviser.

Portfolio Specifics: The major economic themes driving the markets during the six-month reporting period ended September 30, 2014, were a weak United States economic recovery, a weakening global economy, an improving labor market — albeit with significant slack and underemployment remaining — and inflation running below the U.S. Federal Reserve Board’s (the “Fed”) long-term 2% target.

The Fed continued to taper quantitative easing (“QE”) measures during the period and is expected to be finished in October 2014 with the monthly purchases of Treasury securities and mortgage-backed securities. However, the central bank is expected to maintain the reinvestment of principal and coupon payments for the near term. The Fed continues to project that the Federal Funds Target Rate will remain in the 0.00% to 0.25% range until sometime in late 2015 or into 2016, as they anticipate the need to keep up the economic stimulus and expect inflation to remain at or below its comfort range. Yields on money market securities remained range-bound at the extreme low end of their historical range, offering little income potential for money market funds and investors.

Preservation of capital, limiting credit risk and keeping an excess liquidity cushion due to the still elevated risks in the market remain our primary objectives for the Fund. Maximizing the yield and return of the Fund remains a secondary objective in light of the current market conditions and risks. Due to the historically low level of rates on money market securities, the Fund continues to waive fees in order to maintain a 0.00% net yield, as do most of our competitors. The Fund followed its strategy of taking on a limited amount of interest rate risk while maintaining reduced longer-term credit exposure.

The Fund maintained on average a neutral to a slightly extended weighted average maturity (“WAM”) during the period, which helped Fund performance. Floating rate extendible securities, purchased in previous periods, added to performance as their stepped-up coupons provided incremental yield. The Fund maintained excess daily and weekly liquidity, primarily through its repurchase agreements (“repo”), Treasury bills, and agency discount notes, which hurt the Fund’s performance. Repo yields averaged approximately six basis points (0.06%), due to limited supply and excess demand during the period, and were constrained by the rate paid on the Fed reverse repo program.

Current Strategy & Outlook: We anticipate that the Fed will maintain its target for the Fed Funds rate in the 0.00% to 0.25% range during the remainder of this year and is currently expected to start tightening and raising short-term rates as early as the middle of 2015. Tapering of the third round of the Fed’s QE should be completed during the fourth quarter of 2014, with the Fed expected to continue reinvesting maturities, coupon payments and principal pay-downs. We believe that the wind down of QE will have limited impact on money market rates so long as the Fed is viewed as separating the unwind of QE from the start of raising short-term rates. We believe tools such as the Fed reverse repo facility will need to take on greater importance in maintaining short-term rates within the central bank’s target range once the Fed does start tightening. The reverse repo facility is also viewed as an important tool despite the concerns of Fed Chairman Yellen and others on the committee that it not become too large. In our opinion, the initial $300 billion daily cap may be too small and lead to market dislocations at quarter-ends and eventually at month-ends. We believe this should keep money market rates constrained in the very low trading range we have experienced over the last year. Longer term, however, we expect money market rates to increase as we get closer to the start of the Fed tightening cycle.

Our current strategy for the Fund is to continue to focus on maintaining an extended WAM posture with somewhat limited credit risk. However, as we move forward and closer to the Fed tightening, we would expect to reduce our WAM to prepare for the coming rising rates by limiting our longer term purchases and marginally increasing our floating rate and very short-term holdings. We have already increased our floating rate exposure to over 20% of the Fund’s portfolio. Therefore, we have limited room to significantly increase our allocation to floating rate notes, due to the increase in the weighted average life (“WAL”) associated with such notes.

The Fund’s credit exposure and risk will remain limited. That being said, it could be increased modestly as credit conditions continue their slow improvement, in particular as alternatives to repo and Treasury bills meet short-term liquidity requirements.

Preservation of capital and liquidity remain our top objectives. We plan on maintaining reasonable daily liquidity and short-term liquidity to give the Fund flexibility to take advantage of any periods of temporary increases in yields, but not as high as in previous periods given the drag in yields from the low rates on repo and other lower risk short-term liquidity securities, including U.S. government securities.

The new money market reforms passed by the Securities and Exchange Commission on July 23, 2014 have not impacted our current investment strategy and portfolio structure. The Fund is required to comply with money market reform over the next 18 months to two years.

Principal Risk Factors: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other Voya mutual funds. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

4

Shareholder Expense Example as of September 30, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2014 to September 30, 2014. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Annualized Expense Ratio•	Expenses Paid During the Year Ended September 30, 2014*	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Annualized Expense Ratio•	Expenses Paid During the Year Ended Septmeber 30, 2014*
Class A	$1,000.00	$1,000.00	0.18%	$0.90	$1,000.00	$1,024.17	0.18%	$0.91
Class B	1,000.00	$1,000.00	0.18%	$0.90	1,000.00	$1,024.17	0.18%	$0.91
Class C	1,000.00	$1,000.00	0.18%	$0.90	1,000.00	$1,024.17	0.18%	$0.91
Class I	1,000.00	$1,000.00	0.18%	$0.90	1,000.00	$1,024.17	0.18%	$0.91
Class L	1,000.00	$1,000.00	0.18%	$0.90	1,000.00	$1,024.17	0.18%	$0.91
Class O	1,000.00	$1,000.00	0.18%	$0.90	1,000.00	$1,024.17	0.18%	$0.91
Class W	1,000.00	$1,000.00	0.18%	$0.90	1,000.00	$1,024.17	0.18%	$0.91

*	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

•	The annualized expense ratios reflect waivers of 0.50%, 1.50%, 1.50%, 0.50%, 0.50%, 0.75% and 0.50% of management, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero (Note 4).

5

STATEMENT OF ASSETS AND LIABILITIES as of September 30, 2014 (Unaudited)

ASSETS:
Short-term investments at amortized cost	$230,674,952
Cash	1,643
Receivables:
Investment securities sold	30,997,399
Fund shares sold	54,834
Dividends	9
Interest	122,807
Prepaid expenses	56,095
Other assets	41,661
Total assets	261,949,400

LIABILITIES:
Payable for investment securities purchased	28,245,126
Payable for fund shares redeemed	5,744,154
Payable for investment management fees	76,669
Payable for administrative fees	15,334
Payable for distribution and shareholder service fees	3,127
Payable for directors fees	3,390
Payable to directors under the deferred compensation plan (Note 5)	41,661
Other accrued expenses and liabilities	5,054
Total liabilities	34,134,515
NET ASSETS	$227,814,885

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$227,820,588
Distributions in excess of net investment income	(33,330)
Accumulated net realized gain	27,627
NET ASSETS	$227,814,885

See Accompanying Notes to Financial Statements

6

STATEMENT OF ASSETS AND LIABILITIES as of September 30, 2014 (Unaudited) (continued)

Class A
Net assets	$146,872,237
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	146,888,038
Net asset value and redemption price per share†	$1.00

Class B
Net assets	$1,025,951
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	1,025,979
Net asset value and redemption price per share†	$1.00

Class C
Net assets	$2,744,798
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	2,745,193
Net asset value and redemption price per share†	$1.00

Class I
Net assets	$65,425,194
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	65,429,726
Net asset value and redemption price per share	$1.00

Class L
Net assets	$3,115,068
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	3,115,255
Net asset value and redemption price per share	$1.00

Class O
Net assets	$8,579,103
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	8,579,677
Net asset value and redemption price per share	$1.00

Class W
Net assets	$52,534
Shares authorized	1,000,000,000
Par value	$0.001
Shares outstanding	52,554
Net asset value and redemption price per share	$1.00

† Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

7

STATEMENT OF OPERATIONS for the six months ended September 30, 2014 (Unaudited)

INVESTMENT INCOME:
Dividends	$1,095
Interest, net of foreign taxes withheld*	213,840
Total investment income	214,935
EXPENSES:
Investment management fees	469,134
Distribution and shareholder service fees:
Class B	5,466
Class C	14,377
Class O	11,250
Transfer agent fees:
Class A	73,596
Class B	532
Class C	1,401
Class I	32,719
Class L	1,578
Class O	4,386
Class W	41
Administrative service fees	93,828
Shareholder reporting expense	21,732
Registration fees	46,873
Professional fees	25,076
Custody and accounting expense	21,756
Directors fees	4,317
Miscellaneous expense	6,270
Interest expense	33
Total expenses	834,365
Net waived and reimbursed fees	(619,430)
Net expenses	214,935
Net investment income	—
REALIZED GAIN:
Net realized gain	14,807
Increase in net assets resulting from operations	$14,807

* Foreign taxes withheld	53

See Accompanying Notes to Financial Statements

8

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Six Months Ended September 30, 2014	Year Ended March 31, 2014
FROM OPERATIONS:
Net realized gain	$14,807	$39,169
Increase in net assets resulting from operations	14,807	39,169

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class A	—	(38,951)
Class B	—	(330)
Class C	—	(765)
Class I	—	(16,173)
Class L	—	(849)
Class O	—	(2,368)
Class W	—	(17)
Total distributions	—	(59,453)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	205,843,732	547,859,921
Reinvestment of distributions	—	57,190
	205,843,732	547,917,111
Cost of shares redeemed	(211,402,361)	(579,396,660)
Net decrease in net assets resulting from capital share transactions	(5,558,629)	(31,479,549)
Net decrease in net assets	(5,543,822)	(31,499,833)

NET ASSETS:
Beginning of year or period	233,358,707	264,858,540
End of year or period	$227,814,885	$233,358,707
Accumulated net investment loss at end of year or period	$(33,330)	$(33,330)

See Accompanying Notes to Financial Statements

9

Financial Highlights (Unaudited)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations						Less Distributions											Ratios to average net assets						Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations		From net investment income		From net realized gains		From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)		($)		($)		($)		($)	($)		($)	($)	(%)		(%)	(%)		(%)	(%)		($000’s)	(%)
Class A
09-30-14	1.00	—		0.00	*	0.00		—		—		—	—		—	1.00	0.00		0.68	0.18	(4)	0.18	0.00		146,872	—
03-31-14	1.00	—		0.00	*	0.00		—		0.00	*	—	0.00	*	—	1.00	0.02		0.67	0.20	(5)	0.20	0.00	*	149,106	—
03-31-13	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.03		0.64	0.35	(6)	0.35	0.00		164,203	—
03-31-12	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02		0.65	0.28	(7)	0.28	0.00	*	166,570	—
03-31-11	1.00	(0.00	)*	0.00	*	0.00	*	—		—		—	—		—	1.00	0.00	†	0.60	0.33	(8)	0.33	(0.00	)*	196,702	—
03-31-10	1.00	0.00	*	0.00	*	0.00	*	0.00	*	—		—	0.00	*	—	1.00	0.02	†	0.70	0.46	(9)	0.46	0.01		182,097	—
Class B
09-30-14	1.00	—		0.00	*	0.00	*	—		—		—	—		—	1.00	0.00		1.68	0.18	(4)	0.18	0.00		1,026	—
03-31-14	1.00	(0.00	)*	0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02		1.67	0.20	(5)	0.20	0.00		1,224	—
03-31-13	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.03		1.64	0.35	(6)	0.35	0.00		1,908	—
03-31-12	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02		1.65	0.28	(7)	0.28	0.00	*	3,014	—
03-31-11	1.00	(0.00	)*	0.00	*	0.00		—		—		—	—		—	1.00	0.00	†	1.60	0.33	(8)	0.33	(0.00	)*	4,377	—
03-31-10	1.00	0.00	*	(0.00	)*	0.00	*	0.00	*	—		—	0.00	*	—	1.00	0.02	†	1.70	0.46	(9)	0.46	0.01		4,886	—
Class C
09-30-14	1.00	—		0.00	*	0.00		—		—		—	—		—	1.00	0.00		1.68	0.18	(4)	0.18	0.00		2,745	—
03-31-14	1.00	—		0.00	*	0.00		—		0.00	*	—	0.00	*	—	1.00	0.02		1.67	0.20	(5)	0.20	(0.00	)*	2,907	—
03-31-13	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.03		1.64	0.35	(6)	0.35	0.00		2,105	—
07-29-11(10) - 03-31-12	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.01		1.65	0.28	(7)	0.28	0.00	*	2,040	—
Class I
09-30-14	1.00	—		0.00	*	0.00		—		—		—	—		—	1.00	0.00		0.68	0.18	(4)	0.18	0.00		65,425	—
03-31-14	1.00	(0.00	)*	0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02		0.67	0.20	(5)	0.20	0.00		67,367	—
03-31-13	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.03		0.64	0.35	(6)	0.35	0.00		81,466	—
03-31-12	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02		0.65	0.28	(7)	0.28	(0.01)		84,557	—
03-31-11	1.00	(0.00	)*	0.00	*	0.00		—		—		—	—		—	1.00	0.00	†	0.60	0.33	(8)	0.33	(0.00	)*	100,505	—
03-31-10	1.00	0.00	*	0.00	*	0.00	*	0.00	*	—		—	0.00	*	—	1.00	0.02	†	0.70	0.46	(9)	0.46	0.00	*	38,498	—
Class L(11)
09-30-14	1.00	—		0.00	*	0.00	*	—		—		—	—		—	1.00	0.00		0.68	0.18	(4)	0.18	0.00		3,115	—
03-31-14	1.00	(0.00	)*	0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02		0.67	0.20	(5)	0.20	(0.00	)*	3,346	—
03-31-13	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.03		0.64	0.35	(6)	0.35	0.00		4,399	—
03-31-12	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02		0.65	0.28	(7)	0.28	0.00	*	5,526	—
03-31-11	1.00	0.00	*	0.00	*	0.00	*	0.00	*	—		—	0.00	*	—	1.00	0.00	†	0.60	0.33	(8)	0.33	(0.00	)*	6,828	—
03-31-10	1.00	0.00	*	0.00	*	0.00	*	0.00	*	—		—	0.00	*	—	1.00	0.02	†	0.70	0.46	(9)	0.46	0.01		7,433	—

See Accompanying Notes to Financial Statements

10

Financial Highlights (Unaudited)(continued)

		Income (loss) from investment operations						Less Distributions											Ratios to average net assets						Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations		From net investment income		From net realized gains		From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)		Expense net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)		($)		($)		($)		($)	($)		($)	($)	(%)		(%)	(%)		(%)	(%)		($000’s)	(%)
Class O
09-30-14	1.00	—		0.00	*	0.00	*	—		—		—	—		—	1.00	0.00		0.93	0.18	(4)	0.18	0.00		8,579	—
03-31-14	1.00	—		0.00	*	0.00		—		0.00	*	—	0.00	*	—	1.00	0.02		0.92	0.20	(5)	0.20	0.00		9,330	—
03-31-13	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.03		0.89	0.35	(6)	0.35	0.00		10,679	—
03-31-12	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02		0.90	0.28	(7)	0.28	0.00	*	11,048	—
03-31-11	1.00	(0.00	)*	0.00	*	0.00		—		—		—	—		—	1.00	0.00	†	0.85	0.33	(8)	0.33	(0.00	)*	11,470	—
03-31-10	1.00	0.00	*	0.00	*	0.00	*	0.00	*	—		—	0.00	*	—	1.00	0.02	†	0.95	0.46	(9)	0.46	0.01		14,945	—
Class W
09-30-14	1.00	—		0.00	*	0.00	*	—		—		—	—		—	1.00	0.00		0.68	0.18	(4)	0.18	0.00		53	—
03-31-14	1.00	(0.00	)*	0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.02		0.67	0.20	(5)	0.20	0.00		78	—
03-31-13	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.03		0.64	0.35	(6)	0.35	0.00		99	—
07-29-11(10) - 03-31-12	1.00	—		0.00	*	0.00	*	—		0.00	*	—	0.00	*	—	1.00	0.01		0.65	0.28	(7)	0.28	0.00	*	29	—

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Expense ratios reflect waivers of 0.50%, 1.50%, 1.50%, 0.50%, 0.50%, 0.75% and 0.50% of management fees, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.
(5)	Expense ratios reflect waivers of 0.47%, 1.47%, 1.47%, 0.47%, 0.47%, 0.72% and 0.47% of management fees, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.
(6)	Expense ratios reflect waivers of 0.29%, 1.29%, 1.29%, 0.29%, 0.29%, 0.54% and 0.29% of management fees, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.
(7)	Expense ratios reflect waivers of 0.37%, 1.37%, 1.37%, 0.37%, 0.37%, 0.62% and 0.37% of management fees, distribution and shareholder servicing fees for Classes A, B, C, I, L, O and W, respectively, in order to maintain a net yield of not less than zero.
(8)	Expense ratios reflect waivers of 0.27%, 1.27%, 0.27%, 0.27%, and 0.52% of management fees, distribution and shareholder servicing fees for Classes A, B, I, L, and O, respectively, in order to maintain a net yield of not less than zero.
(9)	Expense ratios reflect waivers of 0.24%, 1.24%, 0.24%, 0.24%, and 0.49% of management fees, distribution and shareholder servicing fees for Classes A, B, I, L, and O, respectively, in order to maintain a net yield of not less than zero.
(10)	Commencement of operations.
(11)	For the years ended 2010, 2011 and 2012, Class C shareholders were converted to Class L shares of the Fund effective July 29, 2011.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
†	There was no impact on total return by the reimbursement by affiliate for investment transactions losses.

See Accompanying Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS as of September 30, 2014 (Unaudited)

NOTE 1 — ORGANIZATION

Voya Series Fund, Inc. (formerly, ING Series Fund, Inc.) (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end management investment company. There are eight separate active series which comprise the Company. This report is for Voya Money Market Fund (“Money Market” or the “Fund”), a diversified series of the Company.

The Fund offers the following classes of shares: Class A, Class B, Class C, Class I, Class L, Class O and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the average daily net assets of each class, without discrimination between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Dividends are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges.

Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC) (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Fund. Voya Funds Services, LLC (formerly, ING Funds Services, LLC) (“VFS” or the “Administrator”) a Delaware limited liability company, serves as the Administrator to the Fund. Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC) (“VID” or the “Distributor”), a Delaware limited liability company, is the principal underwriter of the Fund.

On July 23, 2014, the SEC adopted amendments to money market fund regulations. The Fund is required to comply with money market reform in phases within approximately two years. As a result, the Fund may be required to take certain steps that will impact its current structure and operations, which may affect the performance and yield of the Fund. In certain circumstances, the amendments will also allow money market funds to impose liquidity fees and limit redemptions. At this time, management is evaluating the potential implications of these amendments to the Fund.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund uses the amortized cost method to value its portfolio securities, which generally approximates fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

The Fund’s Board of Directors (“Board”) has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or

12

NOTES TO FINANCIAL STATEMENTS as of September 30, 2014 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING

POLICIES (continued)

sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Fund uses these fair valuation methods that use significant unobservable inputs to determine its net asset value (“NAV”), securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments.

For the period ended September 30, 2014, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Premium amortization and discount accretion are determined by the effective yield method.

C. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Dividends are declared daily from net investment income and paid monthly. The Fund distributes capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

D. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E. Use of Estimates. The preparation of financial statements in conformity with U.S GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is generally short, from overnight to one week (although it may extend over a number of months), while the underlying securities generally have longer maturities. The Fund will receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances, including an

13

NOTES TO FINANCIAL STATEMENTS as of September 30, 2014 (Unaudited) (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING

POLICIES (continued)

event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the Fund. There were no open repurchase agreements subject to the MRA at September 30, 2014.

G. Restricted Securities. The Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Investment Adviser serves pursuant to an investment management agreement (“Management Agreement”) between the Investment Adviser and the Company, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates:

0.400% of the first $500 million, 0.350% of the next $500 million, 0.340% of the next $1 billion, 0.330% of the next $1 billion and 0.300% in excess of $3 billion.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations, subject to oversight by the Investment Adviser and the Board.

The Administrator provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers.

For its services, the Administrator is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

NOTE 4 — DISTRIBUTION AND SERVICE FEES

Class B and Class C shares of the Fund have a Second Amended and Restated Distribution and Shareholder Services Plan and Class O shares of the Fund have a Second Amended and Restated Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is paid an annual fee at the rate of 1.00% for Class B and Class C shares and 0.25% for Class O shares of the value of average daily net assets of the respective class for expenses incurred in the distribution. Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.

The Distributor has contractually agreed to waive the service fee for Class O shares of the Fund. For the period ended September 30, 2014, the Distributor waived $11,250 of such fees.

Voya Investments and VID have contractually agreed to waive a portion of their management fees, distribution and/or shareholder servicing fees, as applicable, and to reimburse certain expenses to the extent necessary to assist the Fund in maintaining a net yield of not less than zero. This arrangement will continue through at least August 1, 2015. There is no guarantee that this waiver will continue after that date. Fees waived or expenses reimbursed are subject to possible recoupment by Voya Investments within three years subject to certain restrictions. For the period ended September 30, 2014, Voya Investments and VID waived $588,337 of management fees and $19,843 of class specific distribution and shareholder servicing fees (in addition to the Class O waiver described above) to maintain a net yield of not less than zero. The class specific waiver was comprised of the following amounts per class:

	Distribution Fee	Shareholder Servicing Fee
Class B	$4,099	$1,367
Class C	$10,783	$3,594

14

NOTES TO FINANCIAL STATEMENTS as of September 30, 2014 (Unaudited) (continued)

NOTE 4 — DISTRIBUTION AND SERVICE FEES (continued)

Please note that these waivers or reimbursements are in addition to existing contractual limitations, if any. As of September 30, 2014, amounts of waived management fees that are subject to possible recoupment by Voya Investments, and the related expiration dates are as follows:

September 30,
2015	2016	2017	Total
876,834	975,170	1,230,989	$3,082,993

The Distributor also receives the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the period ended September 30, 2014, the Distributor retained the following amounts in sales charges:

Class C
Contingent Deferred Sales Charges:	$557

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At September 30, 2014, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. (formerly, ING U.S. Inc.) owned more than 5% of the Fund:

Subsidiary	Percentage
Voya Institutional Trust Company	21.97%
Voya Investments Distributor LLC	17.63
Voya Retirement Insurance and Annuity Company	22.89

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. When the Fund has a common owner that owns over 25% of the outstanding securities of the Fund, they are deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Fund.

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors, as described in the Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the director under the Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other assets” on the Statement of Assets and Liabilities. Deferral of directors’ fees under the Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the Plan.

The Investment Adviser made voluntary payments of $625,000 and $285,840 during the years ended March 31, 2010 and March 31, 2011, respectively, to reimburse the Fund for prior years’ investment transaction losses.

NOTE 6 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.07% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 23, 2014, the funds to which the Credit Agreement is available paid a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the period ended September 30, 2014 the Fund utilized the line of credit as follows:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Money Market	1	$1,093,000	1.09%

15

NOTES TO FINANCIAL STATEMENTS as of September 30, 2014 (Unaudited) (continued)

NOTE 7 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
9/30/2014	199,359,721	—	—	(201,603,415)	(2,243,694)	199,359,721	—	—	(201,603,415)	(2,243,694)
3/31/2014	526,674,864	—	38,719	(541,796,264)	(15,082,681)	526,674,864	—	38,719	(541,796,264)	(15,082,681)
Class B
9/30/2014	3,069	—	—	(200,752)	(197,683)	3,069	—	—	(200,752)	(197,683)
3/31/2014	158,233	—	298	(842,771)	(684,240)	158,233	—	298	(842,771)	(684,240)
Class C
9/30/2014	1,254,364	—	—	(1,416,681)	(162,317)	1,254,364	—	—	(1,416,681)	(162,317)
3/31/2014	3,964,739	—	761	(3,162,962)	802,538	3,964,739	—	761	(3,162,962)	802,538
Class I
9/30/2014	4,175,245	—	—	(6,121,687)	(1,946,442)	4,175,245	—	—	(6,121,687)	(1,946,442)
3/31/2014	14,893,501	—	16,157	(29,003,411)	(14,093,753)	14,893,501	—	16,157	(29,003,411)	(14,093,753)
Class L
9/30/2014	—	—	—	(231,038)	(231,038)	—	—	—	(231,038)	(231,038)
3/31/2014	1	—	832	(1,053,518)	(1,052,685)	1	—	832	(1,053,518)	(1,052,685)
Class O
9/30/2014	185,880	—	—	(937,774)	(751,894)	185,880	—	—	(937,774)	(751,894)
3/31/2014	1,231,011	—	407	(2,578,859)	(1,347,441)	1,231,011	—	407	(2,578,859)	(1,347,441)
Class W
9/30/2014	865,453	—	—	(891,014)	(25,561)	865,453	—	—	(891,014)	(25,561)
3/31/2014	937,572	—	16	(958,875)	(21,287)	937,572	—	16	(958,875)	(21,287)

NOTE 8 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

Credit and Interest Rate. Money market funds are subject to less credit and interest rate risk than other income funds because they invest in short-term debt securities of the highest quality. Nevertheless, the value of the Fund’s investments may fall when interest rates rise and the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Liquidity. If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in

16

NOTES TO FINANCIAL STATEMENTS as of September 30, 2014 (Unaudited) (continued)

NOTE 8 — CONCENTRATION OF INVESTMENT RISKS (continued)

response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Regulatory. Changes in government regulations may adversely affect the value of a security held by the Fund. In addition, the SEC has adopted amendments to money market fund regulation, which when implemented may, among other things, require the Fund to change the manner in which it values its securities, impose new liquidity fees on redemptions in certain circumstances, and permit the Fund to limit redemptions in certain circumstances. These changes may result in reduced yields for money market funds, including the Fund. Compliance with amended money market fund regulation is generally required within approximately two years. The SEC or other regulators may adopt additional money market reforms, which may impact the operations or performance of the Fund.

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The Fund paid no dividends or distributions during the six months ended September 30, 2014. Dividends to shareholders from ordinary income were $59,453 for the year ended March 31, 2014.

The tax-basis components of distributable earnings as of March 31, 2014 were:

Undistributed Ordinary Income
$13,188

The Fund’s major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

As of September 30, 2014, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 10 — RESTRUCTURING PLAN

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc. (formerly, ING U.S., Inc.), before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and is required to divest its remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.

In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and Sub-Adviser(s) provide services to the Fund. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Fund, as applicable, in connection with the IPO. In addition, in 2013, shareholders of the Fund approved new investment advisory and affiliated sub-advisory agreements prompted

17

NOTES TO FINANCIAL STATEMENTS as of September 30, 2014 (Unaudited) (continued)

NOTE 10 — RESTRUCTURING PLAN (continued)

by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Adviser or the current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

On November 18, 2014 in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and affiliated sub-advisory agreements. At that meeting, the Adviser represented that the agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Fund will not be asked to vote again on these new agreements with the Adviser and affiliated sub-adviser.

NOTE 11 — SUBSEQUENT EVENTS

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

18

Voya Money Market Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited)

Principal Amount†			Value	Percentage of Net Assets
Asset Backed Commercial Paper: 24.0%
3,000,000		Barton Capital LLC, 0.090%, due 10/01/14	$3,000,000	1.3
800,000		Barton Capital LLC, 0.090%, due 10/02/14	799,998	0.4
500,000		Barton Capital LLC, 0.160%, due 11/03/14	499,927	0.2
1,750,000	#	Barton Capital LLC, 0.183%, due 10/23/14	1,750,000	0.8
2,750,000	#	Barton Capital LLC, 0.184%, due 10/17/14	2,750,000	1.2
700,000		Barton Capital LLC, 0.200%, due 10/23/14	699,914	0.3
9,000,000		Concord Minutemen Capital Co., 0.200%, due 01/05/15	8,995,200	3.9
9,750,000		Crown Point Capital Co., 0.200%, due 10/02/14	9,749,946	4.3
3,250,000		Jupiter Securitization Company LLC, 0.210%, due 02/04/15	3,247,611	1.4
1,125,000		Jupiter Securitization Company LLC, 0.271%, due 12/29/14	1,124,249	0.5
2,657,000		Jupiter Securitization Company LLC, 0.271%, due 03/04/15	2,653,931	1.2
2,000,000	#	Old Line Funding LLC, 0.187%, due 10/02/14	2,000,000	0.9
250,000		Old Line Funding LLC, 0.210%, due 01/05/15	249,860	0.1
7,750,000		Old Line Funding LLC, 0.230%, due 01/08/15	7,745,098	3.4
7,750,000	#	Thunder Bay Funding LLC, 0.187%, due 10/16/14	7,750,000	3.4
250,000		Thunder Bay Funding LLC, 0.210%, due 02/20/15	249,793	0.1
1,400,000		Thunder Bay Funding LLC, 0.230%, due 10/10/14	1,399,920	0.6
		Total Asset Backed Commercial Paper (Cost $54,665,447)	54,665,447	24.0
Certificates of Deposit: 9.7%
2,000,000		Credit Suisse New York, 0.500%, due 12/05/14	2,000,549	0.9
1,000,000		Mizuho Bank Ltd./NY, 0.210%, due 10/06/14	1,000,013	0.4
1,000,000		Mizuho Bank Ltd./NY, 0.250%, due 10/24/14	1,000,070	0.4

Principal Amount†			Value	Percentage of Net Assets
Certificates of Deposit: (continued)
250,000		Rabobank Nederland NV NY, 0.210%, due 10/03/14	$250,000	0.1
3,000,000		Skandinav Enskilda Bank NY, 0.110%, due 11/24/14	3,000,000	1.3
500,000		Skandinav Enskilda Bank NY, 0.280%, due 10/01/14	500,000	0.2
1,000,000		Standard Chartered Bank NY, 0.210%, due 10/09/14	1,000,009	0.4
1,500,000		Standard Chartered Bank, 0.500%, due 01/02/15	1,500,000	0.7
1,250,000		Sumitomo Mitsui Bank NY, 0.130%, due 10/02/14	1,250,000	0.6
900,000		Sumitomo Mitsui Bank NY, 0.150%, due 10/03/14	900,000	0.4
2,450,000		Sumitomo Mitsui Bank NY, 0.210%, due 10/02/14	2,450,002	1.1
3,250,000		Svenska Handelsbanken NY, 0.175%, due 01/02/15	3,250,042	1.4
250,000		Svenska Handelsbanken NY, 0.175%, due 10/28/14	250,010	0.1
2,250,000		Toronto Dominion Bank NY, 0.140%, due 10/01/14	2,250,000	1.0
500,000		Westpac Banking Corp./NY, 0.224%, due 01/16/15	500,000	0.2
1,000,000		Westpac Banking Corp./NY, 0.235%, due 10/28/14	1,000,037	0.5
		Total Certificates of Deposit (Cost $22,100,732)	22,100,732	9.7
Financial Company Commercial Paper: 23.5%
1,250,000		American Honda Finance, 0.080%, due 10/28/14	1,249,925	0.6
250,000		ANZ National Int’l Ltd., 0.109%, due 10/30/14	249,984	0.1
5,000,000	#	Australia & New Zealand Banking Group Ltd., 0.338%, due 10/18/14	5,000,000	2.2
250,000		Bank of Tokyo - Mitsubishi UFJ NY, 0.090%, due 10/03/14	249,999	0.1
950,000		Bank of Tokyo - Mitsubishi UFJ NY, 0.120%, due 10/01/14	950,000	0.4
3,500,000		Bank of Tokyo - Mitsubishi UFJ NY, 0.150%, due 10/06/14	3,499,927	1.5
520,000		Credit Suisse New York, 0.320%, due 11/14/14	519,797	0.2

See Accompanying Notes to Financial Statements

19

Voya Money Market Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
Financial Company Commercial Paper: (continued)
5,550,000		Mitsubishi UFJ Trust and Banking NY, 0.166%, due 10/03/14	$5,549,949	2.4
2,550,000		Mizuho Funding LLC, 0.100%, due 10/22/14	2,549,851	1.1
3,612,000		Mizuho Funding LLC, 0.119%, due 10/15/14	3,611,831	1.6
4,250,000		Nordea Bank AB, 0.200%, due 10/01/14	4,250,000	1.9
600,000		Rabobank USA Finance Corp., 0.120%, due 10/02/14	599,998	0.3
465,000		Rabobank USA Finance Corp., 0.120%, due 10/06/14	464,992	0.2
5,500,000		Skandinaviska Enskilda Banken AB, 0.150%, due 10/10/14	5,499,794	2.4
7,250,000		Societe Generale North America, 0.080%, due 10/07/14	7,249,903	3.2
1,750,000		Societe Generale North America, 0.110%, due 11/25/14	1,749,706	0.8
3,000,000		Standard Chartered Bank, 0.255%, due 10/01/14	3,000,000	1.3
5,050,000		Sumitomo Mitsui Banking, 0.133%, due 10/03/14	5,049,962	2.2
2,250,000		Toronto Dominion Bank Ltd., 0.120%, due 10/01/14	2,250,000	1.0
		Total Financial Company Commercial Paper (Cost $53,545,618)	53,545,618	23.5
Government Agency Debt: 6.3%
2,000,000	Z	Federal Home Loan Bank Discount Notes, 0.020%, due 11/28/14	1,999,945	0.9
2,300,000	Z	Federal Home Loan Bank Discount Notes, 0.040%, due 11/12/14	2,299,893	1.0
545,000	Z	Federal Home Loan Bank Discount Notes, 0.060%, due 10/17/14	544,984	0.3
4,050,000	Z	Federal Home Loan Bank Discount Notes, 0.060%, due 10/22/14	4,049,843	1.8

Principal Amount†			Value	Percentage of Net Assets
Government Agency Debt: (continued)
4,400,000	Z	Federal Home Loan Bank Discount Notes, 0.060%, due 10/24/14	$4,399,822	1.9
500,000	Z	Federal Home Loan Bank Discount Notes, 0.060%, due 10/29/14	499,977	0.2
400,000	Z	Freddie Mac Discount Notes, 0.060%, due 10/23/14	399,984	0.2
		Total Government Agency Debt (Cost $14,194,448)	14,194,448	6.3
Other Commercial Paper: 1.2%
2,750,000		Travelers Companies, Inc., 0.070%, due 10/01/14	2,750,000	1.2
		Total Other Commercial Paper (Cost $2,750,000)	2,750,000	1.2
Other Instrument: 4.7%
10,629,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.030%, due 10/01/14	10,629,000	4.7
		Total Other Instrument (Cost $10,629,000)	10,629,000	4.7
Other Note: 22.0%
5,000,000		American Honda Finance, 0.242%, due 12/05/14	5,000,000	2.2
300,000		American Honda Finance, 1.450%, due 02/27/15	301,423	0.1
3,250,000	#	American Honda Finance, 1.450%, due 02/27/15	3,265,429	1.4
2,000,000		ANZ New Zealand Int’l/ London, 1.129%, due 11/28/14	2,010,941	0.9
250,000	#	Australia & New Zealand Banking Group Ltd., 3.700%, due 01/13/15	252,398	0.1
1,250,000		Commonwealth Bank of Australia NY, 1.950%, due 03/16/15	1,258,755	0.6
1,000,000	#	Commonwealth Bank of Australia, 3.500%, due 03/19/15	1,014,677	0.5
6,000,000	#	Fosse Master Issuer PLC, 0.274%, due 10/16/14	6,000,000	2.6

See Accompanying Notes to Financial Statements

20

Voya Money Market Fund	PORTFOLIO OF INVESTMENTS as of September 30, 2014 (Unaudited) (continued)

Principal Amount†			Value	Percentage of Net Assets
Other Note: (continued)
250,000		General Electric Capital Corp., 2.150%, due 01/09/15	$251,267	0.1
1,000,000		JPMorgan Chase Bank NA, 0.331%, due 10/21/14	999,779	0.4
3,750,000		JPMorgan Chase Bank NA, 0.356%, due 10/22/14	3,750,000	1.7
2,255,000	#	Nordea Bank AB, 2.250%, due 03/20/15	2,275,530	1.0
250,000	#	Rabobank Nederland, 3.200%, due 03/11/15	253,157	0.1
1,750,000	#	Standard Chartered PLC, 5.500%, due 11/18/14	1,761,737	0.8
5,500,000		Svenska Handelsbanken AB, 0.386%, due 10/04/14	5,500,000	2.4
125,000		Toyota Motor Credit Corp., 1.250%, due 11/17/14	125,158	0.1
3,000,000		U.S. Bank, 0.522%, due 10/14/14	3,000,260	1.3
1,650,000		Wells Fargo & Co., 3.750%, due 10/01/14	1,650,000	0.7
8,000,000		Wells Fargo Bank NA, 0.380%, due 12/24/14	8,000,000	3.5
3,500,000		Westpac Banking Corp, 0.533%, due 10/28/14	3,500,000	1.5
		Total Other Note (Cost $50,170,511)	50,170,511	22.0

Principal Amount†		Value	Percentage of Net Assets
Treasury Debt: 9.9%
1,624,000	United States Treasury Bill, 0.010%, due 10/23/14	$1,624,000	0.7
21,000,000	United States Treasury Bill, 0.045%, due 04/02/15	20,995,196	9.2
	Total Treasury Debt (Cost $22,619,196)	22,619,196	9.9
	Total Investments in Securities (Cost $230,674,952)	$230,674,952	101.3
	Liabilities in Excess of Other Assets	(2,860,067)	(1.3)
	Net Assets	$227,814,885	100.0

†	Unless otherwise indicated, principal amount is shown in USD.

#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

Cost for federal income tax purposes is the same as for financial statement purposes.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at September 30, 2014
Asset Table
Investments, at fair value
Government Agency Debt	$—	$14,194,448	$—	$14,194,448
Certificates of Deposit	—	22,100,732	—	22,100,732
Treasury Debt	—	22,619,196	—	22,619,196
Other Commercial Paper	—	2,750,000	—	2,750,000
Other Note	—	50,170,511	—	50,170,511
Financial Company Commercial Paper	—	53,545,618	—	53,545,618
Other Instrument	10,629,000	—	—	10,629,000
Asset Backed Commercial Paper	—	54,665,447	—	54,665,447
Total Investments, at fair value	$10,629,000	$220,045,952	$—	$230,674,952

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

21

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), provides that, after an initial period, the Board of Directors (the “Board”) of Voya Series Fund, Inc. (the “Company”), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts of Voya Money Market Fund (the “Fund”), a series of the Company, and who are not “interested persons” of the Fund, as such term is defined under the 1940 Act (the “Independent Directors”), must annually review and approve the Fund’s existing investment advisory and sub-advisory contracts. Thus, at a meeting held on September 12, 2014, the Board, including a majority of the Independent Directors, considered whether to renew and approve the amended and restated investment advisory contract (the “Advisory Contract”) between Voya Investments, LLC (“Adviser”) and the Fund as well as the amended and restated sub-advisory contract (“Sub-Advisory Contract”) between the Adviser and Voya Investment Management Co. LLC, the sub-adviser to the Fund (the “Sub-Adviser”).

The Independent Directors also held separate meetings on August 14, 2014 and September 10, 2014 to consider the renewal of the Advisory Contract and Sub-Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Board include, as applicable, factors considered and determinations made on those earlier dates by the Independent Directors.

At its September 12, 2014 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund. In reaching these decisions, the Board took into account information furnished to it throughout the year at meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal or approval process. Determinations by the Independent Directors also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for the investment companies in the Voya family of funds (“Voya funds”), the Board considered each Voya fund’s advisory and sub-advisory relationships separately.

Provided below is a general overview of the Board’s contract approval process that it followed, as well as a discussion of certain specific factors that the Board considered at its renewal meetings. While the Board gave its attention to information furnished at the request of the

Independent Directors that was most relevant to its considerations, discussed below are some of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending September 30, 2015. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board followed a structured process (the “Contract Review Process”) pursuant to which it requested and considered relevant information when it decided whether to approve and renew the Advisory Contracts and Sub-Advisory Contracts. Among other actions, the Independent Directors previously retained an independent consultant with experience in the mutual fund industry to assist them in working with personnel employed by the Adviser or its affiliates who administer the Fund (“Management”) to: identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regard to the consideration of investment advisory and sub-advisory contracts; establish a specific format in which certain requested information was provided to the Board; and determine the process for the Board’s review of such information.

The Board has established (among other committees) three Investment Review Committees (each, an “IRC”) and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and each Fund is assigned to an IRC, which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance was below a Fund’s relevant benchmark, and/or a selected peer group of investment companies (“Selected Peer Group”), and/or Lipper Inc. (“Lipper”) category median, and/or Morningstar, Inc. (“Morningstar”) category median, as applicable.

The type and format of the information provided to the Board or to legal counsel for the Independent Directors in connection with the Contract Review Process has been codified in a 15(c) methodology guide for the Voya funds (“15(c) Methodology Guide”). This 15(c) Methodology Guide was developed under the direction of the Independent Directors and sets out a blueprint pursuant to which they request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

22

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Management provided certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”). The Independent Directors periodically have retained, including most recently in 2014, an independent firm to test and verify the accuracy of certain FACT sheet data for a representative sample of the Voya funds. In addition, the Contracts Committee has routinely employed an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Fund for certain comparison purposes during the renewal process.

Set forth below is a discussion of many of the Board’s primary considerations and conclusions in connection with its decision to approve the Fund’s Advisory and Sub-Advisory Contracts through September 30, 2015.

Nature, Extent and Quality of Service

The Independent Directors received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Fund by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Directors and provided to the Board, K&L Gates and/or independent consultants that assisted the Independent Directors prior to the September 12, 2014 Board meeting included, among other information, the following items for the Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its Selected Peer Group, information regarding the Fund’s investment portfolio, objective and strategies, and information regarding net asset flows into and out of the Fund; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Fund’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to the Fund to a series of questions posed by K&L Gates on behalf of the Independent Directors; (5) copies of the forms-of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for the Adviser and Sub-Adviser; (7) financial statements for the Adviser and Sub-Adviser (or the parent company of certain unaffiliated sub-advisers); (8) a draft narrative summary addressing key factors the Board customarily considers in evaluating the advisory and sub-advisory contracts for the Voya funds (including the Fund’s) Advisory Contract and Sub-Advisory Contract;

(9) independent analyses of Fund performance by the Company’s Chief Investment Risk Officer; (10) a report by the Company’s Chief Compliance Officer (“CCO”); and (11) other information relevant to the Board’s evaluations.

The Board was advised that pursuant to an agreement with the European Commission, ING Groep, N.V. is required to divest Voya Financial, Inc. (formerly known as ING U.S. Inc.) its U.S.-based insurance, retirement services and investment management operations, which includes the Adviser and Sub-Adviser, into an independent, stand-alone company by the end of 2016 (such divestment, the “Separation Plan”). Voya Financial, Inc. is a minority owned subsidiary of ING Groep and a parent company of the Adviser and Voya-affiliated Sub-Adviser. The Board further noted that the Separation Plan may result in the Adviser’s and Sub-Adviser’s loss of access to the services and resources of their current ultimate parent company, which could adversely affect its businesses and profitability. The Board was advised that the Separation Plan contemplates one or more public offerings and each may be deemed to be a change of control.

The Board was advised that Voya Financial, Inc. had conducted an initial public offering of Voya Financial, Inc. common stock in May 2013 and ING Groep had divested additional shares through two other public offerings since May 2013, reducing its ownership interest in Voya Financial, Inc. below 50%. The Board was advised that none of these public offerings was deemed to be a change of control. The Board recognized that if any future public offering is deemed to be a change of control, the investment advisory and sub-advisory agreements for the Fund would terminate and trigger a need for new agreements, which would require the approval of the Board and, potentially, shareholders of the Fund. The Board also was advised that there can be no assurance that the Separation Plan will be carried out completely. The Board considered the potential effects of the Separation Plan on the Fund, the Adviser and Voya-affiliated Sub-Adviser, including the Adviser’s and Voya-affiliated Sub-Adviser’s ability during and after the separation to perform the same level of service to the Fund as the Adviser and Voya-affiliated Sub-Adviser currently provides. The Board was advised that neither the Adviser nor the Voya-affiliated Sub-Adviser currently anticipated that the Separation Plan would have a material adverse impact on the Fund or its operations and administration.

The Board was advised that, in connection with the Separation Plan, Voya Financial, Inc. underwent a rebranding effort (the “Rebranding”) whereby Voya Financial, Inc. and several of its affiliates effected name changes. The Voya funds’ names, as well as the Adviser’s and the Voya-affiliated Sub-Adviser’s names, were also changed in connection with the Rebranding. The Rebranding resulted in amended and restated forms-of

23

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

advisory and sub-advisory contracts being presented to and approved by the Board at its September 12, 2014 meeting. The Board was advised that the Advisory and Sub-Advisory Contracts have the same terms as the current advisory and sub-advisory contracts, except for the effective date and certain immaterial changes made to certain provisions related to the Rebranding.

For the Fund, a specific class of shares was used for purposes of certain comparisons between the Fund and its Selected Peer Group. The specified class of the Fund was chosen based on the 15(c) Methodology Guide and was compared to an analogous class of shares for each fund in its Selected Peer Group. The mutual funds included in the Fund’s Selected Peer Group were selected based upon criteria designed to represent the fund share class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the “manager-of-managers” platform of the Voya funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program, performance, and developments and ongoing operations of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services the Sub-Adviser provides to the Fund and the Sub-Adviser’s compliance with applicable laws and regulations. The Board was advised that to assist in the selection and monitoring of the Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MR&S”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with the Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the funds that it manages. The Board recognized that MR&S also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that MR&S prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which team members use to attempt to gain and maintain an in-depth understanding of the Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to the Fund and/or its performance. The Board also noted that MR&S provides written reports on these due diligence analyses to the pertinent IRC. The Board was advised of the resources that Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Fund on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the funds in the Voya family of funds.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a fund in the Voya family of funds. The Board considered that, for new non-Voya-affiliated sub-advisers, MR&S is responsible for: identifying qualified candidates; analyzing their investment processes, personnel and resources; conducting due diligence on the candidates; and selecting a firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of considering the approval of any new sub-adviser for a fund.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, MR&S has developed, based on guidance from the IRCs, a methodology for comparing performance of the Fund to a Selected Peer Group and/or to the Fund’s Morningstar category median, Lipper category median and/or primary benchmark. The Board also recognized that MR&S provides the IRCs with regular updates on the Fund and alerts the IRCs to potential issues as they arise. The Board considered that MR&S also prepares Fund Dispersion Reports that seek to monitor any dispersion between funds managed by non-Voya-affiliated sub-advisers and their similarly managed retail counterparts and assists the Board in carrying out its general oversight duties. The Board also was advised that the Adviser regularly monitors performance, personnel, compliance and myriad other issues that may arise on a day-to-day basis regarding the Sub-Advisers and considered that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board considered that the Fund also benefits from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Fund and the Adviser. The Board considered that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Fund. The Board also considered that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas over consecutive periods. The Board considered that the services provided by the IRMD are meant to provide an

24

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

additional perspective for the benefit of the IRCs, which may vary from the perspective of MR&S.

The Board also considered the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Fund’s performance.

In considering the Fund’s Advisory Contract, the Board also considered the extent of benefits provided to the Fund’s shareholders, beyond advisory services, from being part of the Voya family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among Voya funds available on a product platform, and the wide range of Voya funds available for exchange or transfer. The Board also took into account the Adviser’s on-going efforts to reduce the expenses of the Voya funds through renegotiated arrangements with the Voya funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the Voya family of funds more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for the Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Company’s CCO and/or the Adviser’s CCO evaluating whether the regulatory compliance systems and procedures of the Adviser and the Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the Company’s CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the Company’s CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board requested and, as applicable, considered information regarding the level of staffing, quality and experience of the Fund’s portfolio management team, the respective resources and reputations of the Adviser and Sub-Adviser, and the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel, the adequacy of the resources committed to the Fund (and other relevant funds in the Voya family of funds) by the Adviser and Sub-Adviser, whether those resources are commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs, and the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and the Sub-Adviser are appropriate in light of the Fund’s operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund. The Board considered the performance reports and analyses from MR&S and IRMD and discussions with portfolio managers at Board and committee meetings during the year. The Board also paid particular attention in assessing performance information provided in the FACT sheets furnished in connection with the renewal and approval process. The FACT sheets prepared for the Fund included its investment performance compared to the Fund’s Morningstar category median and/or Lipper category median, Selected Peer Group and primary benchmark. The FACT sheet performance data was as of March 31, 2014.

The Board also considered at its September 12, 2014 meeting certain additional data regarding performance and Fund asset levels for various additional periods ending after March 31, 2014. The Board’s findings specific to the Fund’s performance are discussed under “Fund-by-Fund Analysis” below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as the Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee rate schedules that will result in a lower advisory fee rate when the Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee rate breakpoints or waivers. In this connection, the Board considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee rate breakpoint arrangements

25

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

and economies of scale, the Independent Directors also considered prior periodic management reports, industry information on this topic, fee rates at projected levels of growth versus peers and the Fund’s investment performance.

Information Regarding Services to Other Clients

The Board requested and, as applicable, considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to the Fund, the Board considered any underlying rationale provided by the Adviser or, in certain circumstances, the Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Fund and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Fund, as compared to non-registered investment company clients; market differences in fee rates that existed when the Fund first was organized; differences in the original sponsors of the Fund that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by the Fund to the Adviser and to the Adviser’s affiliated company that serves as the administrator to the Fund. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual advisory fees that are paid to each Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Fund, including the Adviser’s agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one year, and not to terminate such agreement in future years without prior approval of the Board.

The Board requested information regarding and, as applicable, considered: (1) the fee rate structure of the Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Fund. For the Fund, the Board separately determined that the fees payable to the Adviser and the fee rate payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For the Fund, the Board considered information on revenues, costs and profits realized by the Adviser and the Voya-Affiliated Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to the Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser. In addition, the Board considered information that it requested and that was provided by Management with respect to the profitability of service providers affiliated with the Adviser. The Board also considered the profitability of the Adviser and its affiliated companies attributable to managing and operating the Fund both with and without the profitability of the distributor of the Fund and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a Fund-by-Fund basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different reasonable methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fees of the Adviser and the Sub-Adviser primarily on the factors described for the Fund below. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding the fund. These remedial actions have included, among others: reductions in fee rates or adjustments to expense limitation and waiver arrangements; changes in Sub-Adviser or portfolio managers; and strategy modifications.

26

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its September 12, 2014 meeting in relation to approving the Fund’s Advisory and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median and average, as well as its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Fund’s management fee rates and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

Voya Money Market Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for Voya Money Market Fund, the Board considered that, based on performance data for the periods ended March 31, 2014: (1) the Fund outperformed its Lipper category median for all periods presented, with the exception of the most recent calendar quarter, year-to-date and five-year periods, during which the Fund’s performance matched the median’s performance; (2) the Fund outperformed its primary benchmark for the one-year, three-year, and ten-year periods, equaled the benchmark’s performance during the most recent calendar quarter and year-to-date periods, and underperformed for the five-year period; and (3) the Fund is ranked in the first (highest) quintile for the most recent calendar quarter, year-to-date, one-year and three-year periods, and in the second quintile for the five-year and ten-year periods.

In analyzing this performance data, the Board took into account Management’s representations regarding the Fund’s favorable performance during certain periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of a 0.08% administration fee) for the Fund is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the competitiveness of the Fund’s management fee; and (2) Management’s discussion of fee waivers, which lower the Fund’s net effective management fee rate.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending September 30, 2015. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
Voya Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your Investment Professional or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	SAR-AFIMM (0914-112114)

Item 2.	Code of Ethics.

Not required for semi-annual filing.

Item 3.	Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.	Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.	Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.	Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minium qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.	Controls and Procedures.
(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.
(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: December 3, 2014

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: December 3, 2014